THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners Emerging Markets Dynamic Equity Fund

Boston Partners Emerging Markets Fund

(the “Funds”)

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Supplement dated June 1, 2021

to the Prospectus dated December 31, 2020

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This supplement serves as notification of the following change:

This supplement serves as notification of, and provides information regarding, certain changes to the Funds.

1.       Portfolio Managers for the Funds

Effective as of June 1, 2021, David Kim will serve as a portfolio manager to the Funds, joining Joseph F. Feeney, Jr., CFA, and Paul Korngiebel, CFA, who will continue to serve as portfolio managers to the Funds.

David Kim recently served as an emerging markets industry analyst with Boston Partners specializing in fundamental research of stocks held in its Emerging Markets Equity products. He was previously at Great Hill Partners, where he was a private equity associate focused on technology companies. Mr. Kim holds a B.A. degree in economics from Amherst College, as well as an M.B.A. degree from Harvard Business School. He has six years of investment experience.

If you have any questions, please call the Funds at 1-888-261-4073 (toll free).

Investors should retain this supplement for future reference

BP-Sup1-06-21